Exhibit 10.1

OMNIBUS AMENDMENT

[AMENDMENT NO. 3 TO RECEIVABLES SALE AGREEMENT AND

AMENDMENT NO. 5 TO RECEIVABLES SALE AND CONTRIBUTION AGREEMENT]

THIS OMNIBUS AMENDMENT (this “Amendment”) is entered into as of February 28, 2007 by and among:

(a) INTERNATIONAL PAPER COMPANY, a New York corporation (“International Paper” or the “Originator”),

(b) INTERNATIONAL PAPER FINANCIAL SERVICES, INC., a Delaware corporation (“IPFS”), and

(c) RED BIRD RECEIVABLES, INC., a Delaware corporation (“Red Bird” and, together with International Paper and IPFS, the “Companies”),

and pertains to (i) that certain Receivables Sale Agreement, dated as of December 26, 2001, by and between IP and IPFS, as amended the (“First-Step RSA”), and (ii) that certain Receivables Sale and Contribution Agreement, dated as of December 26, 2001, by and between IPFS and Red Bird, as amended (the “Second-Step RC&SA” and, together with the First-Step RSA, the “Agreements”). Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the First-Step RSA or the Second-Step RC&SA, as applicable, or, if not defined in one of the Agreements, the meanings attributed thereto in the Credit and Security Agreement referenced therein.

W I T N E S S E T H :

WHEREAS, the parties wish to modify the Agreements to remove Receivables originated by Arizona Chemical from the Receivables conveyed thereunder;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows:

1. Amendments.

1.1. Schedule B to the First-Step RSA is hereby amended and restated in its entirety to read as set forth in Annex I hereto.

1.2. Schedule B to the Second-Step RSA is hereby amended and restated in its entirety to read as set forth in Annex II hereto.

2. Representations.

2.1. Each of the Companies represents and warrants to the other parties hereto that it has duly authorized, executed and delivered this Amendment and that this Amendment constitutes, a legal, valid and binding obligation of such Company, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability).

2.2. The Originator further represents and warrants to the other parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in Section 2.1 of the First-Step RSA is true and correct as of the date hereof.

2.3. IPFS further represents and warrants to the other parties hereto that, after giving effect to this Amendment, each of its representations and warranties set forth in Section 2.1 of the Second-Step RC&SA is true and correct as of the date hereof.

3. Condition Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Administrative Agent of a counterpart hereof duly executed by each of the parties hereto and consented to by each of the Agents.

4. Miscellaneous.

4.1. Except as expressly amended hereby, the Agreements shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms each of the Transaction Documents to which it is a party.

4.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

4.3. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment.

4.4. To the fullest extent permitted by applicable law, delivery of an executed counterpart hereof via facsimile or via electronic mail of a .pdf copy hereof, shall have the same force and effect as delivery of an executed original hereof.

<Signature pages follow>

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

RED BIRD RECEIVABLES, INC.

By:	/s/ Lillian Shou
Name:	Lillian Shou
Title:	VP & Treasurer

INTERNATIONAL PAPER FINANCIAL SERVICES, INC.

By:	/s/ David Riposo
Name:	David Riposo
Title:	Treasurer

INTERNATIONAL PAPER COMPANY

By:	/s/ Errol Harris
Name:	Errol Harris
Title:	VP & Treasurer

Each of the undersigned hereby consents to the foregoing Omnibus Amendment as of the date thereof:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as VFCC Agent and as Administrative Agent

By:	/s/ Michael J. Landry
Name:	Michael J. Landry
Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Gotham Agent

By:	/s/ Aditya Reddy
Name:	Aditya Reddy
Title:	VP

JPMORGAN CHASE BANK, N.A., as PARCO Agent

By:	/s/ Joseph M. Esposito
Name:	Joseph M. Esposito
Title:	Vice President

BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, as Starbird Agent

By:	/s/ Sean Reddington
Name:	Sean Reddington
Title:	Managing Director

By:	/s/ Michael Gonik
Name:	Michael Gonik
Title:	Director

CITICORP NORTH AMERICA, INC.,

as CAFCO Agent

By:	/s/ Debbie Ng
Name:	Debbie Ng
Title:	Vice President

ANNEX I

SCHEDULE B

RECEIVABLES SOLD/CONTRIBUTED BY INTERNATIONAL PAPER COMPANY

TO INTERNATIONAL PAPER FINANCIAL SERVICES, INC.

Receivables created by domestic sales of the following businesses:

•	U.S. Printing Papers

•	Consumer Packaging

•	Industrial Packaging

•	xpedx

•	U.S. Pulp

•	Ace Packaging Systems

•	Shorewood Packaging

ANNEX II

SCHEDULE B

RECEIVABLES SOLD/CONTRIBUTED BY INTERNATIONAL PAPER FINANCIAL

SERVICES, INC TO RED BIRD RECEIVABLES, INC.

Receivables created by domestic sales of the following businesses:

•	U.S. Printing Papers

•	Consumer Packaging

•	Industrial Packaging

•	xpedx – Excluding the following:

(i)	Stores Division;
(ii)	Cincinnati Reading Road Division, location #679; and
(iii)	Saalfeld Re-Distribution Business, location #680.

•	U.S. Pulp